Certification Filed as Exhibit 11(b) to Form N-CSR

                                  CERTIFICATION


I, Mark R. Fetting, Chief Executive Officer of Legg Mason Light Street Trust, Inc. ("Fund"), certify, that to my knowledge:

1. The Fund's periodic report on Form N-CSR for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




   //s// Mark R. Fetting                                 June 16, 2004
------------------------                                 -----------------------
Mark R. Fetting                                               Date
Chief Executive Officer




                  Certification Filed as Exhibit 11(b) to Form N-CSR

                                    CERTIFICATION


I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Light Street Trust, Inc. ("Fund"), certify, that to my knowledge:

1. The Fund's periodic report on Form N-CSR for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.




   //s// Marie K. Karpinski                              June 16, 2004
----------------------------                             -----------------------
Marie K. Karpinski                                            Date
Chief Financial Officer